                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 10.7

----------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT               1. CONTRACT ID CODE                       PAGE 1 OF 5
                                                                 Firm-Fixed Price
----------------------------------------------------------------------------------------------------------------------------------

2.  AMENDMENT/MODIFICATION NO.       3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ NO.          5. PROJECT NO. (IF APPLICABLE)

          P00002                           2005 JUL 15              SEE SCHEDULE
----------------------------------------------------------------------------------------------------------------------------------
6.  ISSUED BY                              CODE W52P1J   7. ADMINISTERED BY (IF OTHER THAN ITEM 6)                CODE S4404A

     HQ AFSC                                                 DCMA SAN ANTONIO
     AMSFS-CCA-M                                             615 EAST HOUSTON STREET
     SHIRLENE WISE (309) 782-3764                            P O BOX 1040
     ROCK ISLAND, IL 61299-6500                              SAN ANTONIO TX 78294-1040

     BLDGS 350 & 390
     EMAIL: WISESOAFSC.ARMY.MIL
                                                                SCD c PAS S4404A4906APC   ADP PT HQ0338
----------------------------------------------------------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE)  [ ] 9A. AMENDMENT OF SOLICITATION NO.

     VALENTEC SYSTEMS INC.
     2618 YORK AVE                                                                     -------------------------------------------
     MINDEN, LA 71055-2618                                                             9B. DATED (SEE ITEM 11)

                                                                                   [X] 10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                       W52P1J-05-C-0024
     TYPE BUSINESS: Other Small Business Performing in U.S.                            -------------------------------------------
--------------------------------------------------------------------------------       10B. DATED (SEE ITEM 13)
CODE 1PD90                 FACILITY Code                                               2005 APR 18
----------------------------------------------------------------------------------------------------------------------------------

                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
     [ ] is extended, [ ] is not extended.
    Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
    (a) By completing items 8 and 15, and returning___________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF
    OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
    ACRN: AB NET INCREASE: $4,884.00

----------------------------------------------------------------------------------------------------------------------------------
                                   13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
    KIND MOD CODE: 6                 It Modifies The Contract/Order No. As Described In Item 14.
----------------------------------------------------------------------------------------------------------------------------------
[ ] A. This Change Order is Issued Pursuant To:                                       The Changes Set Forth In Item 14 Are Made In
       The Contract/Order No. In Item 10A.
----------------------------------------------------------------------------------------------------------------------------------
[ ] B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
       Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).
----------------------------------------------------------------------------------------------------------------------------------
[ ] C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
----------------------------------------------------------------------------------------------------------------------------------
[X] D. Other (Specify type of modification and authority)  Exercise option IAW FAR 52.217-6
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return___________copies to the Issuing Office.
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER
    WHERE FEASIBLE.)

    SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)                     16A. Name And Title Of Contracting Officer (Type or print)
                                                                  MARY BETH WATKINS
                                                                  WATKINSMOAFSC.ARMY.MIL (309) 782-6061
----------------------------------------------------------------------------------------------------------------------------------

15B. CONTRACTOR/OFFEROR              15C. DATE SIGNED             16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                                  By              /SIGNED/                      2005 JUL 15
  ----------------------------------------                           ----------------------------------
  (Signature of person authorized to sign)                           (Signature of Contracting Officer)
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                       30-105-02                    STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE                                                              Prescribed by GSA FAR (48 CFR) 53.243

                          REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE 2 OF 5 CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0024        MOD/AMD P00002

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

ITEM: 40mm Cartridge M661 Green Star Parachute
NSN: 1310-00-541-6148

1. The purpose of this modification, P00002, is to exercise a portion of the option quantity available. The option quantity exercised in this modification is 176 each at an option price of $27.75 each for a total contract increase of $4,884.00. The delivery schedule is as detailed in Section B.

2.    Earlier deliveries are acceptable at no additional cost to the Government.

3.    All other terms and conditions remain unchanged.

                         *** END OF NARRATIVE A 010 ***

                          REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE 3 OF 5 CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0024        MOD/AMD P00002

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

ITEM NO                     SUPPLIES/SERVICES                   QUANTITY   UNIT   UNIT PRICE     AMOUNT
-------     -------------------------------------------------   --------   ----   ----------   ----------
            SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001AD      PRODUCTION QUANTITY                                    88       EA    $ 27.75000   $ 2,442.00
                                                                                  ----------   ----------

            NOUN: CTG 40MM GREEN STAR PARA M661
            PRON: WH5AOV194A PRON AMD: 01 ACRN: AB
            AMS CD: 41303222007
            CUSTOMER ORDER NO: WH5M4781HGHI

            Packaging and Marking

            Inspection and Acceptance

            INSPECTION: Origin ACCEPTANCE: Origin

            Deliveries or Performance

            DOC                  SUPPL
            REL CD   MILSTRIP    ADDR   SIG CD MARK FOR TP CD
             001  W81YWB5145A726 W53XMD    L              3
            DEL REL CD       QUANTITY         DEL DATE
               001              88          06-FEB-2006

            FOB POINT: Origin

            SHIP TO: PARCEL POST ADDRESS
            (W53XMD)   SU W39Z MAC CRANE ARMY AMMO ACT
                       WHOLESALE SUPPLY ACCOUNT
                       BLDG 13 300 HWY 361
                       CRANE                              IN 47522-5099

            (P00002)

            Exercise Option

            TAC Code AE*F
            * Refers to fiscal year shipped

                       (End of narrative F001)

0001AE      PRODUCTION QUANTITY                                    88       EA    $ 27.75000   $ 2,442.00
                                                                                  ----------   ----------

            NOUN: CTG 40MM GREEN STAR PARA M661
            PRON: WH5AOV204A PRON AMD: 01 ACRN: AB
            AMS CD: 41303222007
            CUSTOMER ORDER NO: WH5M4780HGHI

            Packaging and Marking

            Inspection and Acceptance
            INSPECTION: Origin ACCEPTANCE: Origin

                          REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE 4 OF 5 CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0024        MOD/AMD P00002

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

ITEM NO                     SUPPLIES/SERVICES                   QUANTITY   UNIT   UNIT PRICE     AMOUNT
-------     -------------------------------------------------   --------   ----   ----------   ----------
            Deliveries or Performance
            DOC                  SUPPL
            REL CD   MILSTRIP    ADDR   SIG CD MARK FOR TP CD
             001  W81YWB5145A727 W53XMD   J               2
            DEL REL CD       QUANTITY         DEL  DATE
               001              88            06-FEB-2006

            FOB POINT: Origin

            SHIP TO: PARCEL POST ADDRESS
            (W53XMD)  SU W39Z MAC CRANE ARMY AMMO ACT
                      WHOLESALE SUPPLY ACCOUNT
                      BLDG 13 300 HWY 361
                      CRANE           IN 47522-5099

            (P00002)

            Exercise option

            TAC Code AE*F
            * Refers to fiscal year shipped

                     (End of narrative F001)

                          REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE 5 OF 5 CONTINUATION SHEET
                      PIIN/SIIN W52P1J-05-C-0024        MOD/AMD P00002

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION G - CONTRACT ADMINISTRATION DATA

                PRON/
LINE           AMS CD/             OBLG STAT/                  INCREASE/DECREASE   CUMULATIVE
ITEM            MIPR       ACRN    JOB ORD NO   PRIOR AMOUNT         AMOUNT          AMOUNT
-------     ------------   ----    ----------   ------------   -----------------   ----------
0001AD      WH5AOV194A      AB         2        $       0.00   $        2,442.00   $ 2,442.00
            41303222007              5P1V19
            WH5M4781HGHI

0001AE      WH5AOV204A      AB         2        $       0.00   $        2,442.00   $ 2,442.00
            41303222007              5P1V20
            WH5M4780HGHI

                                                               -----------------
                                                 NET CHANGE    $        4,884.00

SERVICE     NET CHANGE                                               ACCOUNTING   INCREASE/DECREASE
 NAME        BY ACRN        ACCOUNTING CLASSIFICATION                 STATION          AMOUNT
-------     ----------   -------------------------------             ----------   -----------------
Army              AB      21 52034000051B1B06P41303226EB   $28017    W52P1J       $        4,884.00
                                                                                  -----------------
                                                                     NET CHANGE   $        4,884.00

                          PRIOR AMOUNT     INCREASE/DECREASE          CUMULATIVE
                            OF AWARD            AMOUNT                OBLIG AMT
                          ------------     -----------------         -----------
NET FOR CHANGE AWARD:     $594,286.00      $        4,884.00         $599,170.00